                                PRINTWARE, INC.

                     1,600,000 SHARES OF COMMON STOCK(1)

                            UNDERWRITING AGREEMENT

                                                              ___________, 1996

R. J. Steichen & Company
Midwest Plaza, Suite 1100
801 Nicollet Mall
Minneapolis, MN  55402

Ladies/Gentlemen:

    Printware, Inc., a Minnesota corporation (the "Company"), and the shareholders of the Company named in Schedule I hereto (the "Selling Shareholders"), addressing you as the representative (the "Representative") of each of the underwriters, including the Representative, named in Schedule II hereto (the "Underwriters"), hereby severally confirm their agreement to sell to the Underwriters an aggregate of 1,600,000 shares (the "Firm Shares") of common stock, no par value ("Common Stock"), of the Company. The Firm Shares consist of 1,200,000 authorized but unissued shares of Common Stock to be issued and sold by the Company and, as described in Schedule I hereto, 400,000 outstanding shares of Common Stock to be sold by the Selling Shareholders. The Company and the Selling Shareholders also hereby severally confirm their agreement to grant to the Underwriters an option to purchase up to 240,000 additional shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 2(b) hereof. The Option Shares consist of 180,000 authorized but unissued shares of Common Stock to be issued and sold by the Company and 60,000 outstanding shares of Common Stock to be sold by the Selling Shareholders. As used in this Agreement, the term "Shares" shall consist of the Firm Shares and the Option Shares. The Company also hereby confirms its agreement to issue to the Representative warrants for the purchase of a total of 120,000 shares of Common Stock as described in Section 6 hereof (the "Representative's Warrants"), assuming purchase by the Underwriters of the Firm Shares. The shares issuable upon exercise of the Representative's Warrants are referred to in this Agreement as the "Warrant Shares."

1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE SELLING SHAREHOLDERS.

    (a) The Company represents and warrants to and agrees with each of the Underwriters as follows:

         (i) A registration statement on Form S-1 (File No. 333-03629) with respect to the Shares, including a prospectus subject to completion, has been prepared by

- ----------------
(1) Plus an option to purchase up to 240,000 additional shares to cover over-allotments.


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         the Company in conformity with the requirements of the Securities
         Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "SEC") thereunder and has been filed with the SEC under the Securities Act; one or more amendments to such registration statement have also been so prepared and have been, or will be, so filed. Copies of the registration statement and amendments and each related preliminary prospectus to date have been delivered by the Company to the Underwriters. If the Company has elected not to rely upon Rule 430A of the Rules and Regulations, the Company has prepared and will promptly file an amendment to the registration statement and an amended prospectus. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, it will prepare and file a prospectus pursuant to Rule 424(b) that discloses the information previously omitted from the prospectus in reliance upon Rule 430A. Such registration statement as amended at the time it is or was declared effective by the SEC and, in the event of any amendment thereto after the effective date and prior to the First Closing Date (as hereinafter defined), such registration statement as so amended (but only from and after the effectiveness of such amendment), including the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A(b), if applicable, is hereinafter called the "Registration Statement." The prospectus included in the Registration Statement at the time it is or was declared effective by the SEC is hereinafter called the "Prospectus," except that if any prospectus filed by the Company with the SEC pursuant to Rule 424(b) of the Rules and Regulations or any other prospectus provided to the Underwriters by the Company for use in connection with the offering of the Shares (whether or not required to be filed by the Company with the SEC pursuant to Rule 424(b) of the Rules and Regulations) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the SEC, the term "Prospectus" shall refer to such differing prospectus from and after the time such prospectus is filed with the SEC or transmitted to the SEC for filing pursuant to such Rule 424(b) or from and after the time it is first provided to the Underwriters by the Company for such use. The term "Preliminary Prospectus" as used herein means any preliminary prospectus included in the Registration Statement prior to the time it becomes or became effective under the Securities Act and any prospectus subject to completion as described in Rule 430A of the Rules and Regulations.

         (ii) At the time the Registration Statement is or was declared effective by the SEC and at all times subsequent thereto up to the "First Closing Date" and the "Second Closing Date" (as such terms are hereinafter defined), the Registration Statement and Prospectus, and all amendments thereof and supplements thereto, will comply or complied with the provisions and requirements of the Securities Act and the Rules and Regulations. Neither the SEC nor any state securities authority has issued any order preventing or suspending the use of any Preliminary Prospectus or requiring the recirculation of a Preliminary Prospectus, or issued a stop order with respect to the offering of the Shares (if the Registration Statement has been declared effective), or instituted or, to the Company's knowledge, threatened the institution of, proceedings for any of such purposes. When the


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         Registration Statement shall become effective and when any post-effective amendment thereto shall become effective, the Registration Statement (as amended, if the Company shall have filed with the SEC any post-effective amendments thereto) will not or did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When the Registration Statement is or was declared effective by the SEC and at all times subsequent thereto up to the First Closing Date and the Second Closing Date, the Prospectus (as amended or supplemented, if the Company shall have filed with the SEC any amendment thereof or supplement thereto) will not or did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the SEC and when any amendment thereof or supplement thereto was first filed with the SEC, such Preliminary Prospectus and any amendment thereof and supplement thereto complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact necessary in order to make the statements therein not misleading. None of the representations and warranties in this Subsection 1(a) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, which are based upon and conform to written information relating to any Underwriter furnished to the Company by such Underwriter specifically for use in the preparation of the Registration Statement or the Prospectus, or any such amendment or supplement.

         (iii) The Company has no subsidiaries and is not affiliated with any other company or business entity, except as disclosed in the Prospectus. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus; the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or lease of its properties or the conduct of its business requires such qualification and in which the failure to be qualified or in good standing would have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company; and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

         (iv) The Company has and is operating in material compliance with all authorizations, licenses, certificates, consents, permits, approvals and orders of and from all state, federal and other governmental regulatory officials and bodies necessary to own its properties and to conduct its business as described in the Registration Statement and Prospectus, all of which are, to the Company's knowledge, valid and in full force and effect; the Company is conducting its


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         business in substantial compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business; and the Company is not in material violation of any applicable law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties. Except as set forth in the Registration Statement and Prospectus, (A) the Company is in material compliance with all material rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (the "Environmental Laws") which are applicable to its business, (B) the Company has received no notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus, (C) the Company will not be required to make any future material capital expenditures to comply with Environmental Laws, and (D) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, ET SEQ.), or otherwise designated as a contaminated site under applicable state or local law.

         (v) The Company is not in violation of its articles of incorporation or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, lease, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or its properties are bound, which default is material to the business of the Company.

         (vi) The Company has full requisite power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by the application of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance, and except as the enforceability of the indemnification or contribution provisions hereof may be affected by applicable federal or state securities laws. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, (A) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note, agreement or other evidence of indebtedness, any lease, contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which the Company or its properties may be bound, (B) the articles of incorporation or bylaws of the Company, or (C) any material applicable law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its


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         properties.  No consent, approval, authorization or order of or qualification with any court, governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties is required for the execution and delivery of this Agreement and the consummation by the Company of the transactions herein contemplated, except such as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or under state or other securities or Blue Sky laws, all of which requirements have been satisfied.

         (vii) Except as is otherwise expressly described in the Registration Statement or Prospectus, there is not any pending or, to the best of the Company's knowledge, threatened, any action, suit, claim or proceeding against the Company or any of its officers or any of its properties, assets or rights before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its officers or properties or otherwise which (i) might result in any material adverse change in the condition (financial or otherwise), earnings, operations or business of the Company or might materially and adversely affect its properties, assets or rights, or (ii) might prevent consummation of the transactions contemplated hereby.

         (viii) The Company has, and at the First Closing Date and Second Closing Date (collectively, the "Closing Dates") will have, the duly authorized and outstanding capitalization set forth in the Prospectus. All outstanding shares of capital stock of the Company (including the Shares to be sold hereunder by the Selling Shareholders) are duly authorized and validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the authorized and outstanding capital stock of the Company conforms in all material respects with the statements relating thereto contained in the Registration Statement and the Prospectus; the Shares to be sold hereunder by the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; and no preemptive right, co-sale right, registration right, right of first refusal or other similar right of shareholders exists with respect to any of the Shares to be sold hereunder by the Company or the issuance and sale thereof, or the issuance and sale or exercise of the Representative's Warrants, other than those that have been expressly waived prior to the date hereof or those that have been or will be satisfied by the participation of the Selling Shareholders in the transactions to which this Agreement relates. Except as disclosed in the Prospectus, the Company has no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The certificates evidencing the Shares


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         comply as to form with all applicable provisions of the laws of the
         State of Minnesota.

         (ix) The Representative's Warrants and the Warrant Shares have been duly authorized. The Representative's Warrants, when issued and delivered to the Representative, will constitute valid and binding obligations of the Company in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance. The Warrant Shares, when issued in accordance with the terms of this Agreement and pursuant to the Representative's Warrants, will be fully paid and non-assessable and subject to no preemptive rights or similar rights on the part of any person or entity. A sufficient number of shares of Common Stock of the Company has been reserved for issuance by the Company upon exercise of the Representative's Warrants.

         (x) Deloitte & Touche L.L.P., which has expressed its opinion with respect to the financial statements filed as part of the Registration Statement and included in the Registration Statement and Prospectus, are independent accountants within the meaning of the Securities Act and the Rules and Regulations. The financial statements of the Company set forth in the Registration Statement and Prospectus comply in all material respects with the requirements of the Securities Act and fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply in accordance with generally accepted accounting principles consistently applied throughout the periods involved (subject, in the case of unaudited financial statements, to normal year-end adjustments which in the opinion of management of the Company are not material, and except as otherwise stated therein); and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. The selected and summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required by the Securities Act or the Rules and Regulations to be included in the Registration Statement.

         (xi) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and at each Closing Date, except as is otherwise disclosed in the Registration Statement or Prospectus, there has not been: (A) any change in the capital stock or long-term debt (including any capitalized lease obligation) or material increase in the short-term debt of the Company; (B) any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company; (C) any material adverse change, or any development involving a material adverse change, in or affecting the condition (financial or otherwise), earnings, operations, business, or business prospects, management, financial position, stockholders' equity, results of operations or general condition of the Company;
         (D) any material transaction


                                      -6-


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         entered into by the Company; (E) any material obligation, direct or contingent, incurred by the Company, except obligations incurred in the ordinary course of business that, in the aggregate, are not material; (F) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; or (G) any loss or damage (whether or not insured) to the property of the Company which has been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company.

         (xii) Except as is otherwise expressly disclosed in the Registration Statement or Prospectus, (A) the Company has good and marketable title to all of the property, real and personal, and assets described in the Registration Statement or Prospectus as being owned by it, free and clear of any and all pledges, liens, security interests, encumbrances, equities, charges or claims, other than such as would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company, (B) the agreements to which the Company is a party described in the Registration Statement and Prospectus are valid agreements, enforceable by the Company, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by judicial limitations on the right of specific performance, and (C) the Company has valid and enforceable leases for all properties described in the Registration Statement and Prospectus as leased by it, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by judicial limitations on the right of specific performance. Except as set forth in the Registration Statement and Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted.

         (xiii) The Company has timely filed (or has timely requested an extension of time to file) all necessary federal and state income and franchise tax returns and has paid all taxes shown thereon as due; there is no tax deficiency that has been or, to the best of the Company's knowledge, could be asserted against the Company that might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or properties of the Company; and all tax liabilities are adequately provided for in the books of the Company.

         (xiv) No labor disturbance by the employees of the Company exists or, to the best of the Company's knowledge, is imminent. Except as disclosed in the Registration Statement and the Prospectus, no collective bargaining agreement exists with any of the employees of the Company and, to the best of the Company's knowledge, no such agreement is imminent.

         (xv) The Company owns, or possesses adequate rights to use, all patents, patent rights, inventions, trade secrets, know-how, technology, service marks, trade names, copyrights, trademarks and proprietary rights or information which are necessary for the conduct of its present or intended business as described in the


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         Registration Statement or Prospectus; the expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company; and the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with the asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, technology, trade marks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company. Except as disclosed in the Registration Statement or Prospectus, the Company is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, patent rights, inventions, trade secrets, know-how, technology, service marks, trade names, trademark, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

         (xvi) The Shares have been approved for quotation on The Nasdaq National Market.

         (xvii) The Company has no defined benefit pension plan or other pension benefit plan which is intended to comply with the provisions of the Employee Retirement Income Security Act of 1974 as amended from time to time, except as disclosed in the Registration Statement.

         (xviii) The Company has not taken and will not take, directly or indirectly, any action (and does not know of any action by its directors, officers, shareholders or others) which has constituted or is designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation, as defined in the Exchange Act or otherwise, of the price of any security of the Company to facilitate the sale or resale of the Shares. The Company has not distributed and will not distribute prior to the later of (A) the First Closing Date or the Second Closing Date, as the case may be, and (B) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act. Except as is otherwise disclosed in the Registration Statement or Prospectus, and to the best of the Company's knowledge, no person is entitled, directly or indirectly, to compensation from the Company for services as a "finder" or otherwise in connection with the transactions contemplated by this Agreement.

         (xix) The Company maintains insurance, which is in full force and effect, with insurers of recognized financial responsibility of the types and in the amounts generally deemed adequate for their respective businesses and, to the best of the Company's knowledge, in line with the insurance maintained by similar companies and businesses; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

         (xx) Each officer and director of the Company has agreed pursuant to the form of Lock-up Agreement attached hereto as Appendix A (the "Lock-up Agreement") that such person will not, for a period of six
         (6) months from the date (the "Effective Date") that the Registration Statement is declared effective by the SEC (the "Lock-up Period"), without the prior written consent of the Representative, offer to sell, contract to sell, sell, pledge, hypothecate, transfer or otherwise dispose of, or grant any rights with respect to (collectively, a "Disposition"), any shares of Common Stock and options, warrants and other rights to purchase any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock now owned or hereafter acquired by such person (collectively, "Securities") or with respect to which such person has or hereafter acquires the power of Disposition, other than the sale of the Shares by the Selling Shareholders pursuant to this Agreement and other than as permitted by the Lock-Up Agreement. The Lock-Up Agreements shall not be construed to prohibit the surrender to the Company for cancellation shares of Common Stock in payment of the exercise price of stock options granted under the Company's 1996 Stock Plan ("1996 Plan"), 1986 Incentive Stock Option Plan ("1986 Plan"), or the original Incentive Stock Option Plan adopted in 1985 ("1985 Plan"). (The 1996 Plan, 1986 Plan, and 1985 Plan shall herein be collectively referred to as the "Plans"). The Company has provided to counsel for the Underwriters ("Underwriters' Counsel") true, accurate and complete copies of all of the Lock-up Agreements. The Company has provided to Underwriters' Counsel a complete and accurate list of all securityholders of the Company and the number and type of securities held by each securityholder.

         (xxi) The Company has not at any time during the last five (5) years made any unlawful contribution to any candidate for an office or failed to disclose fully any contribution in violation of law, or made any payment to any federal or state governmental officer or official, domestic or foreign, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that transactions are executed in accordance with management's general or specific authorizations, transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, access to assets is permitted only in accordance with management's general or specific authorization, and the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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         (xxii)  Neither the Company nor any of its affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

    (b) Each Selling Shareholder represents and warrants to and agrees with each of the Underwriters as follows:

         (i) Such Selling Shareholder now has, and on each Closing Date will have, valid title to the Shares to be sold by such Selling Shareholder on that Closing Date, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than pursuant to this Agreement; and upon payment for and delivery of such Shares hereunder, the Underwriters will obtain valid and marketable title thereto, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. Such Selling Shareholder is selling the Shares to be sold by such Selling Shareholder for such Selling Shareholder's own account and is not selling such Shares, directly or indirectly, for the benefit of the Company, and no part of the proceeds of such sale received by such Selling Shareholder will inure, either directly or indirectly, to the benefit of the Company.

         (ii) Such Selling Shareholder has duly authorized (if applicable), executed and delivered, in the form heretofore furnished to the Representative, an irrevocable Power of Attorney of Selling Shareholder (the "Power of Attorney") appointing Daniel A. Baker and Thomas W. Petschauer as attorneys-in-fact (collectively, the "Attorneys" and individually, an "Attorney") and a Custody Agreement (the "Custody Agreement") with American Securities Transfer, Incorporated, as custodian (the "Custodian"); each of the Power of Attorney and the Custody Agreement constitutes a valid and binding agreement on the part of such Selling Shareholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by judicial limitations on the right of specific performance; and each of the Attorneys, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in Section 5(l) hereof signed by or on behalf of such Selling Shareholder, to determine the purchase price to be paid by the several Underwriters to such Selling Shareholder as provided in Section 2(a) hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder under this Agreement, to duly endorse (in blank or otherwise) the certificate or certificates representing such Shares or a separate stock power or powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement.

         (iii) All consents, approvals, authorizations and orders required for the execution and delivery by such Selling Shareholder of the Power of Attorney and the Custody Agreement, the execution and delivery by or on behalf of such Selling Shareholder of this Agreement and the sale and delivery of the Shares to be sold by such Selling Shareholder under this Agreement (other than, at the time of the execution hereof, if the Registration Statement has not yet been declared effective by the SEC, the issuance of the order of the SEC declaring the

         Registration Statement effective and such consents, approvals, authorizations or orders as may be necessary under state or other securities or Blue Sky laws) have been obtained and, to the Selling Shareholder's knowledge, are in full force and effect; such Selling Shareholder, if other than a natural person, has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization as the type of entity that it purports to be; and such Selling Shareholder has the requisite power and authority to enter into and perform its obligations under this Agreement and the Power of Attorney and Custody Agreement, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder under this Agreement.

         (iv) During the Lock-Up Period, such Selling Shareholder will not, without the prior written consent of the Representative, effect the Disposition of any Securities now owned or hereafter acquired directly by such Selling Shareholder or with respect to which such Selling Shareholder has or hereafter acquires the power of disposition. Such Selling Shareholder also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by such Selling Shareholder except in compliance with this restriction.

         (v) Pursuant to the Custody Agreement, certificates in negotiable form for all Shares to be sold by such Selling Shareholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Selling Shareholder and any other instruments, agreements or documents necessary to validate the transfer of title thereto, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder.

         (vi) This Agreement has been duly authorized by each Selling Shareholder that is not a natural person, it has been duly executed and delivered by or on behalf of each Selling Shareholder, and it is a valid and binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by judicial limitations on the right of specific performance; and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of or constitute a default under any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder, or any Shares to be sold by such Selling Shareholder hereunder, may be bound or, to such Selling Shareholders' knowledge, after reasonable inquiry, result in any material violation of any applicable law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over such Selling Shareholder or over the properties of such Selling

         Shareholder, or, if such Selling Shareholder is other than a natural person, result in any violation of any provisions of the charter, bylaws or other organizational documents of such Selling Shareholder.

         (vii) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

         (viii) Such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than the Prospectus or the Registration Statement or, with respect to any such distribution prior to the date hereof, any Preliminary Prospectus current at such time.

         (ix) All written information furnished to the Company by or on behalf of such Selling Shareholder specifically for inclusion in the Registration Statement or the Prospectus is, and the representations and warranties of such Selling Shareholder set forth in such Selling Shareholder's Power of Attorney are, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on each Closing Date, was or will be, true, correct and complete in all material respects, and does not, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on each Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such information not misleading. Based on the current knowledge of each of Jerry K. Twogood ("Twogood") and Charles M. Osborne ("Osborne") (who are executive officers of Deluxe Corporation ("Deluxe") and directors of the Company), Deluxe hereby represents and warrants that the information concerning Deluxe appearing under the caption "Certain Transactions" in any Preliminary Prospectus and in the Prospectus does not, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto and on each Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such information not misleading.

         (x) Such Selling Shareholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to each Closing Date and will advise one of its Attorneys and the Representative prior to each Closing Date if any statement to be made on behalf of such Selling Shareholder in the certificate contemplated by Section 5(l) would be inaccurate if made as of such Closing Date.

         (xi) Such Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Shareholders to the Underwriters pursuant to this Agreement; such Selling Shareholder does not have, or has waived prior to the date hereof, any registration right or other similar right to participate in the offering made by the Prospectus, other than such rights of participation as have been satisfied by the participation of such Selling Shareholder in the transactions to which this Agreement relates; and such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the

         Company, other than those included in the aggregate amount of such securities described in the Registration Statement and the Prospectus.

         (xii) To the knowledge of such Selling Shareholder except Deluxe, the representations and warranties of the Company set forth in Section 1(a) hereof are true and correct. To the knowledge of Deluxe, which is based upon the current knowledge of each of Twogood and Osborne, the representations and warranties of the Company set forth in Section 1(a) hereof are true and correct in all material respects.

    (c) Any certificate signed by any officer of the Company and delivered to you or to Underwriters' Counsel shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of any Selling Shareholder as such and delivered to the Representative or to Underwriters' Counsel shall be deemed a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.

2.  PURCHASE, SALE, DELIVERY AND PAYMENT.

    (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company and the Selling Shareholders agree, severally and not jointly, to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, at a purchase price of $__________ per share, the respective number of Firm Shares set forth opposite the names of the Company and the Selling Shareholders in Schedule I hereto. The obligation of each Underwriter to each of the Company and the Selling Shareholders shall be to purchase from each of the Company and the Selling Shareholders that number of Firm Shares (to be adjusted by the Representative to avoid fractional shares) which represents the same proportion of the number of Firm Shares to be sold by each of the Company and the Selling Shareholders pursuant to this Agreement as the number of Firm Shares set forth opposite the name of such Underwriter in
    Schedule II hereto represents to the total number of Firm Shares to be purchased by all Underwriters pursuant to this Agreement; and except as provided in Section 2(c), the agreement of each Underwriter is to purchase only the respective number of Firm Shares specified in Schedule
    II. The Underwriters will purchase all of the Firm Shares if any are purchased.

    The Firm Shares will be delivered by the Company and the Custodian (for the benefit of Selling Shareholders) to you for the accounts of the several Underwriters against payment of the purchase price therefor by wire transfer or other same day funds payable to the order of the Company or the Custodian, as appropriate, at the offices of R. J. Steichen & Company, Midwest Plaza, Suite 1100, 801 Nicollet Mall, Minneapolis, Minnesota 55402 (or at such other place as may be agreed upon by the Representative and the Company), at 9:00 a.m., Minneapolis, Minnesota time, on (i) the third (3rd) full business day following the date hereof if the price of the Firm Shares is determined before 3:30 p.m. Minneapolis, Minnesota time, (ii) the fourth (4th) full business day following the date hereof if the price of the Firm Shares hereunder is determined after 3:30 p.m. Minneapolis, Minnesota time, or (iii) such other time and date as the Representative and the Company may determine, such time and date of payment and delivery being herein called the "First Closing Date." Delivery of the Firm Shares will be made by credit to

    "full fast" transfer to the accounts at The Depository Trust Company designated by the Representative.

    (b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase an aggregate of up to 180,000 Option Shares, and the Selling Shareholders, severally and not jointly, hereby grant to the several Underwriters an option to purchase an aggregate of up to 60,000 Option Shares, all at the same purchase price as the Firm Shares, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised by the Representative on behalf of the several Underwriters at any time (but not more than once), in whole or in part, during the period of thirty (30) days after the date of this Agreement by giving written notice to the Company and the Attorneys, which notice shall set forth the aggregate number of Option Shares as to which the Underwriters are exercising the option, the names and denominations in which the certificates for the Option Shares are to be registered, and the date and time, as determined by the Representative, when the Option Shares are to be delivered, such time and date being herein referred to as the "Second Closing Date;" provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised. The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares to be purchased by the Underwriters as the number of Firm Shares to be purchased by such Underwriter bears to the total number of Firm Shares to be purchased by the Underwriters, as adjusted by the Representative in its sole discretion in such manner as it shall deem advisable to avoid fractional shares. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered. The number of Option Shares to be sold by the Company and by each Selling Shareholder is described on
    Schedule I hereto. If fewer than all Option Shares are purchased, the amounts purchased will be reduced pro rata among the Company and the Selling Shareholders.

     The Option Shares will be delivered by the Custodian and the Company, as appropriate, to the Representative for the accounts of the Underwriters against payment of the purchase price therefor by wire transfer or other same day funds payable to the order of the Custodian or the Company, as appropriate, at the offices of R. J. Steichen & Company, Midwest Plaza, Suite 1100, 801 Nicollet Mall, Minneapolis, Minnesota, 55402 (or at such other place as may be agreed upon by the Representative and the Company) at 9:00 a.m., Minneapolis, Minnesota time, on the Second Closing Date. Delivery of the Option Shares will be made by credit to "full fast" transfer to the accounts at The Depository Trust Company designated by the Representative.

    (c) It is understood that any of the Underwriters, may (but shall not be obligated to) make payment to the Company or the Selling Shareholders, on behalf of any Underwriter, for the Shares to be purchased by such Underwriter. Any such payment shall not relieve any such Underwriter of any of its obligations hereunder. Nothing herein contained shall constitute any of the Underwriters an unincorporated association or partner with the Company or any Selling Shareholder.

3.  COVENANTS OF THE COMPANY AND THE SELLING SHAREHOLDERS.

    (a) The Company hereby covenants and agrees with each of the Underwriters as follows:

         (i) If the Registration Statement has not already been declared effective by the SEC, the Company will use its best efforts to cause the Registration Statement and any post-effective amendments thereto to become effective as promptly as possible; the Company will notify the Representative promptly of the time when the Registration Statement or any post-effective amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed and of any request by the SEC for any amendment or supplement to the Registration Statement or Prospectus or additional information; if the Company has elected to rely on Rule 430A of the Rules and Regulations, the Company will file a Prospectus containing the information omitted therefrom pursuant to such Rule 430A with the SEC within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b) and 430A of the Rules and Regulations; the Company will prepare and file with the SEC, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus that, in your opinion, may be necessary or advisable in connection with the distribution of the Shares by the Underwriters; and the Company will not file any amendment or supplement to the Registration Statement or Prospectus to which the Representative shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

         (ii) The Company will advise the Representative, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

         (iii) Within the time during which a prospectus relating to the Shares is required to be delivered under the Securities Act, the Company will comply as far as it is able with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Prospectus. If, during such period, any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if, during such period, it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act, the

         Company will promptly notify the Representative and will amend the Registration Statement or supplement the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

         (iv) The Company will use its best efforts to arrange for the qualification of the Shares for offering and sale under the securities laws of such jurisdictions as the Representative may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Shares; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to the service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject. In each jurisdiction in which the Shares shall have been qualified as herein provided, the Company will make and file such statements and reports in each year as are or may be reasonably required by the laws of such jurisdiction.

         (v) The Company will furnish to the Underwriters copies of the Registration Statement (three of which will be signed and will include all exhibits), each Preliminary Prospectus, the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative may from time to time reasonably request.

         (vi) For a period of five years from the Effective Date, the Company will furnish directly to the Representative as soon as the same shall be sent to its shareholders generally copies of all annual or interim shareholder reports of the Company and will, for the same period, also furnish the Representative with the following:

              (1)  One copy of any report, application or document
              (other than exhibits, which, however, will be furnished on your request) filed by the Company with the SEC, Nasdaq, the NASD or any securities exchange;

              (2)  As soon as the same shall be sent to
              shareholders generally, copies of each communication sent to shareholders; and

              (3) From time to time, such other information concerning the Company as the Representative may reasonably and specifically request, provided that the Company shall not be required to furnish any information pursuant hereto that is not furnished to its shareholders or not otherwise made publicly available.

         The Company will, for a period of two (2) years from the Effective Date, furnish directly to the Representative quarterly profit and loss statements, reports of the Company's cash flow, and statements of application of the proceeds of the offering of the Shares by the Company in such reasonable detail as the Representative may request.

         (vii) The Company will make generally available to its security holders as soon as practicable, but in any event not later than the fifteen (15) months after the end of the Company's current fiscal quarter, an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations and covering a twelve (12)-month period beginning after the Effective Date of the Registration Statement.

         (viii) The Company will prepare and file with the SEC reports on Form SR in accordance with the Securities Act and the Rules and Regulations.

         (ix) After completion of the offering of the Shares, the Company will make all filings required to maintain the quotation of the Common Stock on The Nasdaq National Market or any national stock exchange.

         (x) The Company will apply the net proceeds from the sale of the Shares being sold by it substantially in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

         (xi) During the Lock-Up Period, the Company will not, without the prior written consent of the Representative, effect the Disposition of, directly or indirectly, any Securities including, without limitation, any Securities that are convertible into or exchangeable or exercisable for Common Stock, and shall not accelerate the exercisability of any Securities that are convertible into or exchangeable or exercisable for Common Stock, except for the sale of Shares by the Company pursuant to this Agreement, the exercise of options granted under the Company's Plans, and the grant of options in the ordinary course under the 1996 Stock Plan.

         (xii) The Company will not take, and will use its best efforts to cause each of its officers and directors not to take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

         (xiii) The Company will inform the Florida Department of Banking and Finance at any time prior to the consummation of the distribution of the Shares by the Underwriters if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba. Such information shall be provided within 90 days after the commencement thereof or after a change occurs with respect to previously reported information.

    (b) Each Selling Shareholder covenants and agrees with each of the Underwriters as follows:

         (i) The Shares to be sold by such Selling Shareholder, represented by the certificates on deposit with the Custodian pursuant to the Custody Agreement of such Selling Shareholder, are subject to the interest of the Underwriters and the other Selling Shareholders; the arrangements made for such custody are, except as specifically provided in the Custody Agreement, irrevocable; and the obligations of such Selling Shareholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement, by any act of such Selling Shareholder, by operation of law, whether by the liquidation, dissolution or merger of such Selling Shareholder, by the death of such Selling Shareholder, or by the occurrence of any other event. If any Selling Shareholder should liquidate, dissolve or be a party to a merger or if any other such event should occur before the delivery of the Shares hereunder, certificates for the Shares deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such liquidation, dissolution, merger or other event had not occurred, whether or not the Custodian shall have received notice thereof.

         (ii) Such Selling Shareholder will not, without the prior written consent of the Representative, make any Disposition of Securities during the Lock-up Period, except to the Underwriters pursuant to this Agreement.

         (iii) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

         (iv) Such Selling Shareholder shall immediately notify you if any event occurs, or of any change in information relating to such Selling Shareholder or any new information relating to such Selling Shareholder stated in the Prospectus or any supplement thereto, which results in the Prospectus (as supplemented) including an untrue statement of a material fact or omitting to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4. EXPENSES.

    (a) The Company and each Selling Shareholder agrees with each Underwriter that:

         (i) Whether or not this Agreement becomes effective or is terminated or cancelled or the sale of the Shares hereunder is consummated, and regardless of the reason for or cause of any such termination, cancellation, or failure to consummate, the Company and the Selling Shareholders will pay or cause to be paid (A) all expenses (including any transfer taxes) incurred in connection with the delivery to the Underwriters of the Shares, (B) all expenses and fees (including, without limitation, fees and expenses of the Company's accountants and of counsel to the Company and the Selling Shareholders, excluding, however, fees of the Underwriters' Counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), each

         Preliminary Prospectus, the Prospectus, and any amendment thereof or supplement thereto, (C) all fees and reasonable expenses, including all reasonable counsel fees of counsel to the Company and the Selling Shareholders, incurred in connection with the qualification of the Shares for offering and sale by the Underwriters or by dealers under the securities or Blue Sky laws of the states and other jurisdictions which the Representative may designate in accordance with Section 3(a)(iv) hereof, (D) all costs and expenses incident to qualification with The Nasdaq National Market, (E) postage and express charges and other expenses in connection with delivery to the Underwriters of the Preliminary Prospectus and Prospectus, and (F) all other costs and expenses incident to the performance of their obligations hereunder that are not otherwise specifically described herein. In addition to and not in lieu of the foregoing, the Company and the Selling Shareholders shall pay to the Representative on each Closing Date for out-of-pocket expenses (including fees of Underwriters' Counsel) a nonaccountable expense allowance equal to two percent (2.0%) of the aggregate Price to Public for all the Shares sold to the Underwriters on each Closing Date, including Shares sold pursuant to orders received through the Company. The obligation of the Company and the Selling Shareholders to pay such nonaccountable expense allowance shall be several and not joint, and the amount of the nonaccountable expense allowance that the Company and each Selling Shareholder shall be obligated to pay shall be determined pro rata, in proportion to the number of Shares being sold by the Company and each Selling Shareholder pursuant to this Agreement. The Representative acknowledges receipt of a total of $10,000 from the Company as an advance against such nonaccountable expense allowance. If the Underwriters withdraw from the sale of the Shares as herein proposed for any reason beyond their control and through no fault of their own, or if the sale of the Shares as herein proposed is abandoned by the Company, the Company will pay to the Representative the greater of (AA) the $10,000 nonrefundable advance described herein or (BB) the amount of all actual accountable expenses (including fees and disbursements of Underwriters' Counsel) incurred by the Representative in connection with the contemplated purchase, offer, and sale of the Shares, including, without limitation, expenses incurred in its investigation, preparation to market, and marketing of the Shares, and in contemplation of performing and in performance of its obligations hereunder, up to an aggregate of $20,000. If the Underwriters withdraw from the offering for any reason within their control, including but not limited to an opinion of the NASD regarding the compensation arrangements of the Underwriters, the Company shall pay to the Representative only the $10,000 nonrefundable advance. The provisions of this Section 4(a)(i) are intended to relieve the Underwriters from the payment of the expenses and costs which the Selling Shareholders and the Company hereby agree to pay but shall not affect any agreement which the Selling Shareholders and the Company may make, or may have made, for the sharing of any of such expenses and costs. Such agreement shall not impair the obligations of the Company and the Selling Shareholders hereunder to the several Underwriters.

         (ii) In addition to its other obligations under Sections 7(a) and 8 hereof, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in
         Section 7(a), it will reimburse the Underwriters on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriters shall promptly return such payment to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in The Wall Street Journal which represents the base rate on corporate loans posted by a substantial majority of the nation's thirty (30) largest banks (the "Prime Rate"). Any such interim reimbursement payments which are not made to the Underwriters within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

         (iii) In addition to their other obligations under Section 7(b) hereof, each Selling Shareholder agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 7(b) hereof relating to such Selling Shareholder, it will reimburse the Underwriters on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of such Selling Shareholder's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriters shall promptly return such payment to the Selling Shareholders, together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made by the Selling Shareholders to the Underwriters within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. Notwithstanding anything in this Section 4(a)(iii) to the contrary, Deluxe shall be obligated hereunder as a Selling Shareholder to the extent, but only to the extent, that the Company has not fully reimbursed the Underwriters pursuant to Section 4(a)(ii) hereof; and the obligation of Deluxe hereunder shall not exceed the amount equal to the purchase price set forth in Section 2(a) multiplied by the number of Shares sold by Deluxe pursuant to this Agreement. Moreover, the Company shall be obligated to promptly pay to Deluxe the amount of any payment made hereunder by Deluxe to the Underwriters, together with interest, compounded daily, determined on the basis of the Prime Rate.

    (b) It is agreed that any controversy rising out of the operation of the interim reimbursement arrangements set forth in Sections 4(a)(ii) and 4(a)(iii) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts, and the basis on which such amounts shall be apportioned among the reimbursing parties, shall be settled by arbitration conducted pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. If the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 4(a)(ii) and 4(a)(iii) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses which is created by the provisions of Sections 7(a), 7(b) and 7(c) hereof or the obligation to contribute to expenses which is created by the provisions of Section 8(a) hereof.

5. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligation of the Underwriters to purchase and pay for the Shares as provided herein shall be subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders, in the case of the Firm Shares, as of the date hereof and the First Closing Date (as if made on and as of the First Closing
Date), and in the case of the Option Shares, as of the date hereof and the Second Closing Date (as if made on and as of the Second Closing Date); to the performance by the Company and the Selling Shareholders of their respective obligations hereunder; and to the satisfaction of the following additional conditions on or before the First Closing Date in the case of the Firm Shares and on or before the Second Closing Date in the case of the Option Shares:

    (a) The Registration Statement shall have become effective not later than 4:00 p.m. Minneapolis, Minnesota time on the date of this Agreement, or such later date or time as shall be consented to in writing by you (the "Effective Date"); and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company and of the Selling Shareholders, or any of the Underwriters, threatened by the SEC or any state securities commission or similar regulatory body; and any request of the SEC for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriters and Underwriters' Counsel.

    (b) The Underwriters shall not have advised the Company that the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, contains any untrue statement of a fact which is material or omits to state a fact which is material and is required to be stated therein or is necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that this Section 5(b) shall not apply to statements in, or omissions from, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, which are based upon and conform to written information furnished to the Company by the Underwriters specifically for use in the preparation of the Registration Statement or the Prospectus, or any such amendment or supplement.

    (c)  Subsequent to the Effective Date and prior to each Closing
    Date, there shall not have occurred any change, or any development involving a prospective change, which materially and adversely affects the Company's condition (financial or otherwise), earnings, operations, properties, business or business prospects from that set forth in the Registration Statement or Prospectus, and which, in the Representative's sole judgment, is material and adverse and that makes it, in the Representative's sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus and this Agreement.

    (d) All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares, shall have been reasonably satisfactory to Underwriters' Counsel, and such counsel shall have been furnished with such papers and information as it may reasonably have requested to enable it to pass upon the matters referred to in this Section.

    (e) On each Closing Date, the Underwriters shall have received the opinion of Lindquist & Vennum P.L.L.P., counsel for the Company, dated as of such Closing Date, satisfactory in form and substance to the Underwriters and Underwriters' Counsel, to the effect that:

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently being carried on and as described in the Registration Statement and Prospectus.

         (ii) The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company. To the best of such counsel's knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity.

         (iii) The capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock." The issued and outstanding shares of capital stock of the Company (including the Shares to the sold by the Selling Shareholders) have been duly and validly issued and are fully paid and nonassessable, and the holders thereof are not subject to any personal liability by reason of being such holders.

         (iv) The Shares to be issued by the Company pursuant to the terms of this Agreement have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms hereof, will be duly and validly issued and fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's articles of incorporation, by-laws or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company is bound. To the best of such counsel's knowledge, except as set forth in the Prospectus, neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company and no such rights exist, other than those rights that have been waived prior to the date hereof or those rights that have been or will be satisfied by the participation of the Selling Shareholders in the transactions to which this Agreement relates. To the best of such counsel's knowledge, except as described in the Registration Statement and Prospectus, there are no options, warrants, agreements, contracts or rights in existence to purchase or acquire from the Company any shares of capital stock of the Company.

         (v) The Company has the requisite corporate power and authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Shares to be issued and sold by it hereunder.
         This Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Representative on behalf of the Underwriters, is a valid, legal and binding agreement of the Company, enforceable in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors' rights generally or by general equitable principles.

         (vi) The Registration Statement has become effective under the Securities Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose has been instituted or is pending or threatened under the Securities Act.

         (vii) The Registration Statement and the Prospectus, and each amendment thereof or supplement thereto, (other than the financial statements, including the notes thereto and the supporting schedules, and other financial, numerical, statistical and accounting data derived therefrom, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

         (viii) The form of certificates evidencing the Common Stock and filed as an exhibit to the Registration Statement complies with Minnesota law.

         (ix) The description in the Registration Statement and the Prospectus of the Company's articles of incorporation and bylaws and of statutes, legal and governmental proceedings, contracts and other documents are accurate in all material respects and fairly present the information required to be presented by the Securities Act and the applicable Rules and Regulations; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any agreements, contracts, leases or documents of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which are not described or referred to therein or filed as required.

         (x) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated (other than performance of the Company's indemnification and contribution obligations hereunder, concerning which no opinion need be expressed) do not result in any violation of the Company's articles of incorporation or bylaws or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other material agreement or instrument known to such counsel to which the Company is a party or by which its properties are bound, or any applicable statute, rule or regulation known to such counsel or, to the best of such counsel's knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or any of its material properties or operations;

         (xi) No consent, approval, authorization or order of, or filing with, or qualification with, any court, government or governmental agency or body is necessary in connection with the execution, delivery and performance of this Agreement or for the execution, delivery and performance of this Agreement or for the consummation of the transactions herein contemplated, except such as have been obtained under the Securities Act or such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Shares by the Underwriters;

         (xii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Company of a character required to be disclosed in the Registration Statement or the Prospectus by the Securities Act or the Rules and Regulations, other than those described therein.

         (xiii) To the best of such counsel's knowledge, the Company is not presently (A) in material violation of its respective articles of incorporation or bylaws, (B) in material breach or violation of any applicable statute, rule or regulation known to such counsel or any order, writ or decree of any court or governmental agency or body, or (C) in material breach of or otherwise in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, loan agreement or any other material contract, lease or other instrument to which the Company is subject or by which it may be bound, or to which any of the material assets or property of the Company is subject.

         (xiv) To the best of such counsel's knowledge, the Company holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any government or self-regulatory body required for the conduct of its business, and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect.

         (xv) To the best of such counsel's knowledge, each Selling Shareholder that is a natural person has the requisite capacity and each other Selling Shareholder has full right, power and authority to enter into and to perform its obligations under the Power of Attorney and Custody Agreement executed and delivered by him or it in connection with the transactions contemplated herein; the Power of Attorney and Custody Agreement of each Selling Shareholder that is not a natural person has been duly authorized by it; the Power of Attorney and Custody Agreement of each Selling Shareholder has been duly executed and delivered by or on behalf of each Selling Shareholder; and the Power of Attorney and Custody Agreement of each Selling Shareholder constitutes valid and binding agreement of such Selling Shareholder, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting creditors' rights generally or by judicial limitations on the right of specific performance.

         (xvi) To the best of such counsel's knowledge, the execution and delivery of this Agreement, the Custody Agreement and the Power of Attorney and the performance of the terms hereof and thereof and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule or regulation, or any agreement or instrument known to such counsel to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of its or his property is subject, the charter or bylaws of any Selling Shareholder that is not an individual, or any order or decree known to such counsel of any court or government agency or body having such jurisdiction over such Selling Shareholder or any of its respective properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney or for the consummation of the transactions contemplated hereby and thereby, including the sale of the Shares being sold by such Selling Shareholder, except such as may be required under the Securities Act or state securities laws or blue sky laws.

         (xvii) To the knowledge of such counsel, each of the Selling Shareholders is the sole record and beneficial owner of the Shares to be sold by such Selling Shareholder. Upon delivery of the certificates for the Shares to be sold by each Selling Shareholder pursuant to this Agreement, and upon payment therefor by the Underwriters, the Underwriters will acquire all the rights of such Selling Shareholder in the Shares (assuming the Underwriters have purchased in good faith and without notice of an adverse claim), free and clear of any security interests, claims, liens or other encumbrances.

         (xviii) On the basis of information obtained as a result of discussions and meetings with officers and other representatives of the Company, discussions with representatives of the independent public accountants for the Company in connection with the preparation of the Registration Statement and the Prospectus, and the examination of other information and documents requested by such counsel, nothing has come to such counsel's attention that has caused them to believe that the Registration Statement and any amendment thereof, at the time it became effective and at all times subsequent thereto up to and on that Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading, or that the Prospectus, and any amendment or supplement thereto, at the first date of its issuance and up to and at all times subsequent thereto up to and on that Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel may further state that in making the foregoing comments, such counsel does not intend them to include or cover the financial statements and notes thereto and related schedules and other financial, numerical, statistical and accounting data contained or omitted from the Registration
         Statement and any amendment or supplement thereto and the Prospectus.

    Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States or the State of Minnesota, upon opinions of local counsel, and, as to questions of fact, upon representations or certificates of officers of the Company, the Selling Shareholders, or officers of the Selling Shareholders (when the Selling Shareholder is not a natural person), and of government officials, in which case their opinion is to state the extent of such reliance. Copies of any opinion, representation or certificate so relied upon shall be delivered to the Representative and to Underwriters' Counsel.

    (f) The Underwriters shall have received from Winthrop & Weinstine, P.A., Underwriters' Counsel, such opinion or opinions as the Underwriters may reasonably require, dated as of the First Closing Date and the Second Closing Date, which are satisfactory in form and substance to the Underwriters, with respect to the sufficiency of corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby, and the Company shall have furnished to Underwriters' Counsel such documents as it may have requested for the purpose of enabling it to pass upon such matters. In connection with such opinion, as to matters of fact relevant to conclusions of law, Underwriters' Counsel may rely, to the extent that it deems proper, upon representations or certificates of public officials and of responsible officers of the Company.

    (g) At the time of execution of this Agreement, the Underwriters shall have received from Deloitte & Touche LLP a letter dated the date of such execution, in form and substance satisfactory to the Representative, to the effect that they are independent accountants with respect to the Company within the meaning of the Securities Act and the applicable published instructions, and the Rules and Regulations thereunder, and further stating in effect that:

         (i) In their opinion, the audited financial statements included in the Registration Statement and Prospectus covered by their report included therein comply as to form in all material respects with the applicable requirements of the Securities Act, the published instructions and the Rule and Regulations.

         (ii) On the basis of (A) a reading of the minutes of the shareholders' and directors' meetings of the Company since
         January 1, 1996, (B) inquiries of certain officials of the Company responsible for financial and accounting matters, (C) a reading of the Company's monthly operating statements for the three-month periods ended March 30, 1996 and April 1, 1995, and (D) other specified procedures and inquiries (but not an audit in accordance with generally accepted accounting principles), nothing came to their attention causing them to believe that:

              (1) the unaudited consolidated financial statements of the Company contained in the Prospectus and any amendment thereof or supplement thereto do not comply as to form, in all material respects, with the applicable accounting requirements of the Securities Act and the published Rules and Regulations or were not prepared in conformity with generally accepted accounting principles and practices applied on a basis consistent in all material respects with those followed in the preparation of the audited consolidated financial statements of the Company included therein; or

              (2) the unaudited consolidated amounts of revenues, income before provision for income taxes, net income and ratio of earnings to fixed charges of the Company, if any, contained in the Prospectus, or any amendment thereof or supplement thereto, were not derived from consolidated financial statements prepared in conformity with generally accepted accounting principles and practices applied on a basis consistent in all material respects with those followed in the preparation of the audited consolidated financial statements of the Company included therein; or

              (3) the unaudited pro forma consolidated financial statements of the Company and recently-acquired companies, if any, contained in the Prospectus or any amendment thereof or supplement thereto, were not properly compiled in accordance with generally accepted accounting principles or did not provide for all adjustments necessary for a fair presentation of the information purported to be shown thereby; or

              (4) with respect to the period subsequent to March 30, 1996, there were, at a specified date, not more than five (5) business days prior to the date of the letter, any changes or any material increases or decreases in capital stock, long-term or short-term debt or shareholders' equity, decreases in net assets, net current assets, or net worth or any material decrease, as compared with the corresponding period of the prior year, in revenues or net income of the Company as compared with the amounts shown in the consolidated balance sheet included in the Registration Statement, except as disclosed or referred to in the Prospectus and Registration Statement.

         (iii) Certain information set forth on the cover of the Prospectus and in the Prospectus under the headings "Prospectus Summary" (including the subheading "Summary Financial Data"), "Risk Factors," "Use of Proceeds," "Capitalization," "Dilution," "Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management," "Certain Transactions," "Principal and Selling Shareholders," "Description of Capital Stock" and "Shares Eligible for Future Sale" and that are expressed in dollars (or percentages derived from dollar amounts) or numbers have been compared to accounting records of the Company which were subject to the internal accounting controls of the Company and are in agreement with such records or computations made therefrom, excluding any questions of legal interpretation.

    (h) The Underwriters shall have received from Deloitte & Touche LLP a letter dated as of each Closing Date to the effect that such accountants reaffirm, as of such Closing Date, and as though made on such Closing Date, the statements made in the letter furnished by such accountants pursuant to Section 5(g), except that the specified date referred to in such letter will be a date not more than five (5) business days prior to such Closing Date.

    (i) The Underwriters shall have received from the Company a certificate, dated as of the First Closing Date and the Second Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company, to the effect that:


         (i) The representations and warranties of the Company in this Agreement are true and correct as if made on and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at, or prior to, such Closing Date;

         (ii) No stop order or other order suspending the effectiveness of the Registration Statement or any amendment thereof or the qualification of the Shares for offering or sale has been issued, and no proceedings for that purpose has been instituted or, to the best of their knowledge, is contemplated by the SEC or any state or regulatory body; and

         (iii) The signers of said certificate have carefully examined the Registration Statement and the Prospectus and any amendments thereof or supplements thereto, and (A) such documents contain all statements and information required to be included therein; the Registration Statement, or any amendment thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (B) since the Effective Date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; (C) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not incurred any material liabilities or material obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business consistent with past practice, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed in the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or pursuant to employee benefit plans described to in the Registration Statement), or any material increase in the short-term debt or long-term debt, or in the issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company, or any material adverse change or any development involving a prospective material adverse change (whether or not arising in the ordinary course of business) in the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company, and (D) except as stated in the Registration Statement and Prospectus, there is not pending or, to their knowledge, threatened or contemplated, any action, suit or proceeding to which the Company is a party before or by any court or governmental agency, authority or body, or any arbitrator, which might result in any material adverse change of the condition, (financial or otherwise), business, prospects, or results of operations of the Company.

    (j) On each Closing Date, there shall have been furnished to you a certificate of Secretary of the Company, dated as of such Closing Date, with the documents listed herein attached, and to the effect and certifying as follows:

         (i) Attached thereto are true and correct copies of the articles of incorporation of the Company, as amended to the date of the certificate, and stating that there have been no changes or amendments to the attached articles of incorporation of the Company, and no resolutions have been adopted by the Board of Directors or shareholders of the Company relating to (A) the amendment of said articles of incorporation, (B) the merger, consolidation or dissolution of the Company, or (C) the sale of all or substantially all of the assets or business of the Company, and that the Company is in good standing in the State of Minnesota and has paid all of its corporate franchise taxes due as of the date of such certificate.

         (ii) Attached thereto is a true and correct copy of the bylaws of the Company as in effect as of the date of such certificate and no resolutions have been adopted by the Board of Directors or shareholders of the Company relating to changes or amendments to the attached Bylaws.

         (iii) Attached thereto are true and correct copies of the resolutions of the Board of Directors of the Company relating to the preparation and signing of the

         Registration Statement and this Agreement, the issuance and sale of the Shares and other related matters, and such resolutions have not been amended, modified or rescinded and are in full force and effect as of the date of such certificate and are the only resolutions adopted by the Board of Directors of the Company with respect to the offering contemplated by the Registration Statement.

         (iv) Attached thereto are true and correct copies of all material correspondence with respect to the Registration Statement and Prospectus and related matters between the Company, its counsel, Deloitte & Touche LLP and the SEC.

         (v) This Agreement, as executed and delivered by the Company, is in the form presented to and approved by officers authorized to do so by the Board of Directors of the Company.

         (vi) Attached thereto is a specimen of the certificate for the Common Stock in the form authorized and approved for use by the Board of Directors of the Company.

         (vii) The persons who have signed the Registration Statement and all amendments thereto were duly elected at the respective times of such signing and duly acting as officers and directors of the Company or as an attorney-in-fact therefor, as set forth in the Registration Statement.

    (k) The Underwriters shall have received from each of the officers and directors of the Company a written agreement in the form of Appendix A hereto whereby each such person agrees that during the Lock-up Period such person will not, without the Representative's prior written consent, effect the Disposition of any Securities now owned or hereafter acquired directly or indirectly by such person other than by gift to donees who agree to be bound by the same restriction or by will or the laws of descent.

    (l) On each Closing Date, there shall have been furnished to the Representative a certificate or certificates, dated as of such Closing Date, signed by each of the Selling Shareholders or either of the Attorneys, to the effect that the representations and warranties of such Selling Shareholder contained in this Agreement are true and correct as if made as of such Closing Date and that such Selling Shareholder has complied with all the agreements and satisfied all the conditions on such Selling Shareholder's part to be performed or satisfied at or prior to such Closing Date.

    (m) The Common Stock of the Company shall be included and quoted on the Nasdaq National Market.

    (n) Lindquist & Vennum P.L.L.P. shall deliver to the Representative a Blue Sky Memorandum reasonably satisfactory to the Representative confirming that all requisite actions for the offer and sale of the Shares in all jurisdictions requested by the Representative have been taken.

    (o) The Company shall have furnished to the Representative and to Underwriters' Counsel such additional certificates, documents and evidence as the Representative shall reasonably request.

    All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to the Representative and Underwriters' Counsel. All statements contained in any certificate, letter or other document delivered pursuant hereto by, or on behalf of, the Company shall be deemed to constitute representations and warranties of the Company.

    The Representative may waive in writing the performance of any one or more of the conditions specified in this Section 5 or extend the time for their performance.

    If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled and if the fulfillment of said condition has not been waived by the Representative, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, each Closing Date by the Representative on behalf of the Underwriters. Any such cancellation shall be without liability of the Underwriters to the Company and shall not relieve the Company of its obligations under Section 4(a) hereof. Notice of such cancellation shall be given to the Company at the address specified in Section 12 hereof in writing, or by telegraph or telephone confirmed in writing.

6. REPRESENTATIVE'S WARRANTS. In consideration of the agreement of the Representative to act as an Underwriter and as Representative of the Underwriters, and upon payment of a purchase price of $______, on the First Closing Date the Company will issue and deliver to the Representative, for its account, the Representative's Warrants to purchase Shares in an amount equal to ten percent (10%) of the number of Firm Shares sold by the Company and purchased by the Underwriters in the offering. Such Warrants shall be issued on the First Closing Date and shall be dated as of the Effective Date. The Representative's Warrants shall be exercisable commencing one year after the Effective Date for a period of four years thereafter at a price equal to 120% of the Price to Public per Share set forth on the cover page of the Prospectus. As to other terms, the Representative's Warrants shall be in form and substance substantially the same as Appendix B hereto. The Company represents and warrants that the Representative's Warrants have been duly authorized and, when granted and delivered in accordance wit the terms hereof, will be valid, binding and enforceable obligations of the Company; the securities issuable upon exercise of the Representative's Warrants have been duly authorized and reserved for issuance upon exercise; and upon receipt by the Company of the consideration for such securities in accordance with the terms of the Representative's Warrants, the Warrant Shares shall have been duly and validly issued, fully paid and nonassessable.

7.  INDEMNIFICATION.

    (a) The Company hereby agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or each such controlling person may become subject under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, (i) any breach of any representation, warranty, agreement or covenant of the Company contained in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or supplement thereto, or the omission or alleged omission to state in the Registration Statement or any amendment thereof or supplement thereto a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, if used prior to the Effective Date of the Registration Statement, or in the Prospectus (as amended or as supplemented, if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iv) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Shares under, or exempt the Shares or the sale thereof from qualification under, the securities laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information relating to any Underwriter furnished to the Company by such Underwriter or through you specifically for use in the preparation of the Registration Statement or any such post-effective amendment thereof, any such Preliminary Prospectus, or the Prospectus, or any such amendment thereof or supplement thereto, or in any application or other statement executed by the Company or the Underwriters filed in any jurisdiction in order to qualify the Shares under, or exempt the Shares or the sale thereof from qualification under, the securities laws of such jurisdiction; and provided further that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any Preliminary Prospectus but eliminated or remedied in the Prospectus, such indemnity agreement shall not inure to the benefit of an Underwriter if the person asserting any loss, claim, damage or liability purchased the Shares from such Underwriter which is the subject thereof (or to the benefit of any person who controls such Underwriter), if a copy of the Prospectus was not sent or given to such person with, or prior to, the written confirmation of the sale of such Shares to such person. This indemnity agreement is in addition to any liability which the Company may otherwise have.

    (b) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or each controlling person may become subject under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, (i) any breach of any representation, warranty, agreement or covenant of such Selling Shareholder contained in this Agreement; (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or supplement thereto, or the omission or alleged omission to state in the Registration Statement or any amendment thereof or supplement thereto a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, if used prior to the Effective Date of the Registration Statement, or in the Prospectus (as amended or as supplemented, if the Company shall have filed with SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein the material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iv) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Shares under, or exempt the Shares or the sale thereof from qualification under, the securities laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Selling Shareholder specifically for use in the preparation of the Registration Statement or any such post-effective amendment thereof, any such Preliminary Prospectus, or the Prospectus or any such amendment thereof or supplement thereto, or in any application or other statement executed by the Company and filed in any jurisdiction. Each Selling Shareholder will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that each Selling Shareholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information relating to any Underwriter furnished by such Underwriter or through you specifically for use in the preparation of the Registration Statement or any such post-effective amendment thereof, any such Preliminary Prospectus, or the Prospectus, or any such amendment thereof or supplement thereto or in any application or other statement executed by the Company or the Underwriters filed in any jurisdiction in order to qualify the Shares under, or exempt the Shares or the sale thereof from qualification under, the securities laws of such jurisdiction; and provided further that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any Preliminary Prospectus but eliminated or remedied in the Prospectus, such indemnity agreement shall not inure to the benefit of an Underwriter if the person asserting any loss, claim, damage or liability purchase the Shares from such Underwriter which is the subject thereof (or to the benefit of any person who controls such Underwriter), if a copy of the Prospectus was not sent or given to such person with, or prior to, the written confirmation of the sale of such Shares to such person. The indemnification liability of Deluxe hereunder shall be limited to an amount equal to the purchase price per Share set forth in Section 2(a) multiplied by the number of Shares sold by Deluxe pursuant to this Agreement. This indemnity agreement is in addition to any liability which each Selling Shareholder may otherwise have.

    (c) Each Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each person who controls the Company within the meaning of Section 15 of the Securities Act, and each Selling Shareholder, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person or Selling Shareholder may become subject under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or supplement thereto, or the omission or alleged omission to state in the Registration Statement or any amendment thereof or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, if used prior to the Effective Date of the Registration Statement, or in the Prospectus (as amended or as supplemented, if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or by the Underwriters and filed in any jurisdiction in order to qualify the Shares under, or exempt the Shares or the sale thereof from qualification under, the securities laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, the Underwriters specifically for use in the preparation of the Registration Statement or any such post-effective amendment thereof, any such Preliminary Prospectus, or the Prospectus or any such amendment thereof or supplement thereto, or in any application or other statement executed by the Company or by the Underwriters and filed in any jurisdiction; and the Underwriters will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person or the Selling Shareholders in connection with investigating or defending against any such loss, claim, damage, liability or action. This indemnity agreement is in addition to any liability which the Underwriters may otherwise have.

    (d) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify in writing the indemnifying party of the commencement thereof. The omission so to notify the indemnifying party will relieve it from any liability under this Section 7 as to the particular item for which indemnification is then being sought, but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and the indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel who shall be reasonably satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties, in which event the fees and expenses of such separate counsel shall be borne by the indemnifying party. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

8.  CONTRIBUTION.

    (a) In order to provide for just and equitable contribution in any action in which the Underwriters or the Company (or any person who controls the Underwriters or the Company within the meaning of Section
    15 of the Securities Act) or the Selling Shareholders makes claim for indemnification pursuant to Section 7 hereof, but such indemnification is unavailable or insufficient to hold harmless and indemnify a party under Section 7, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 7 above
    (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares hereunder or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.
    The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before the deducting expenses) received by the Company and Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this
    Section 8. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this Section 8. Notwithstanding the provisions of this
    Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission; and Deluxe shall not be required to contribute any amount in excess of the amount equal to the purchase price per share set forth in Section 2(a) multiplied by the number of Shares sold by Deluxe pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8 to contribute are several in proportion to the respective underwriting obligations and not joint.

    (b) Promptly after receipt by a party to this Agreement of notice of the commencement of any action, suit or proceeding, such person will, if a claim for contribution in respect thereof is to be made against another party (the "Contributing Party"), notify the Contributing Party of the commencement thereof; but the omission so to notify the Contributing Party will not relieve the Contributing Party from any liability which it may have to any party other than under this Section
    8. Any notice given pursuant to Section 7 hereof shall be deemed to be like notice hereunder. In case any such action, suit or proceeding is brought against any party, and such person notifies a Contributing Party of the commencement thereof, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified.

9.  EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION.

    (a) This Agreement shall become effective at immediately after the time at which the Registration Statement shall become effective under the Securities Act upon the Effective Date of the Registration Statement.

    (b) Until the First Closing Date, this Agreement may be terminated by the Representative on behalf of the Underwriters, at its option, by giving notice to the Company, and the option referred to in Section 2(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) the Company shall have failed, refused, or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled or waived by the Representative, (iii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market shall have been suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall be required, on the New York Stock Exchange, the American Stock Exchange, or in the over-the-counter market, by such Exchange or by Nasdaq or by order of the SEC or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by federal, New York, or Minnesota authorities, (vi) there shall have been such a serious, unusual and material change in general economic, monetary, political or financial conditions, or the effect of international conditions on the financial markets in the United States shall be such as, in the judgment of the Representative, makes it inadvisable to proceed with the delivery of the Shares, (vii) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which, in the judgment of the Representative, materially and adversely affects or will materially and adversely affect the business or operations of the Company, or (viii) there shall be a material outbreak of hostilities or material escalation and deterioration in the political and military situation between the United States and any foreign power, or a formal declaration of war by the United States of America shall have occurred. Any such termination shall be without liability of any party to any other party, except as provided in Sections 7 and 8 hereof; provided, however, that the Company shall remain obligated to pay costs and expenses to the extent provided in Section 4 hereof.

    (c) If the Representative elects to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this
    Section 9, it shall notify the Company and the Attorneys promptly by telegram or telephone, confirmed by letter sent to the address specified in Section 12 hereof. If the Company shall elect to prevent this Agreement from becoming effective, it shall notify the Underwriters and the Attorneys promptly by telegram or telephone, confirmed by letter sent to the addresses specified in Section 12 hereof.

10. DEFAULT BY ONE OR MORE OF THE SELLING SHAREHOLDERS OR THE COMPANY. If one or more of the Selling Shareholders shall fail at either Closing Date to sell and deliver the number of Shares which such Selling Shareholder or Selling Shareholders are obligated to sell hereunder, and the remaining Selling Shareholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Shares to be sold by them hereunder to the total number of Shares to be sold by all Selling Shareholders as set forth in Schedule I, then the Underwriters may, at the Representative's option, by notice from the Representative to the Company and the non-defaulting Selling Shareholders, either (i) terminate this Agreement without any liability on the part of any non-defaulting party or (ii) elect to purchase the Shares which the Company and the non-defaulting Selling Shareholders have agreed to sell hereunder.

    In the event of a default by any Selling Shareholder as referred to in this Section, either the Representative or the Company or, by joint action only, the non-defaulting Selling Shareholders, shall have the right to postpone either Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

    If the Company shall fail at the First Closing Date to sell and deliver the number of Shares which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party.

    No action taken pursuant to this Section shall relieve the Company or any Selling Shareholders so defaulting from liability, if any, in respect of such default.

11. SURVIVAL OF INDEMNITIES, CONTRIBUTION AGREEMENTS, WARRANTIES AND REPRESENTATIONS. The respective indemnity and contribution agreements of the Company, the Selling Shareholders and the Underwriters contained in Sections 7 and 8; the respective representations and warranties of the Company and the Selling Shareholders set forth in Section 1 hereof; and the respective covenants and agreements of the Company and the Selling Shareholders set forth in Section 3 hereof, shall remain operative and in full force and effect, regardless of any investigation made by, or on behalf of, the Underwriters, the Company, any of its officers and directors, or any controlling person referred to in Sections 7 and 8, or the Selling Shareholders, and shall survive the delivery of and payment for the Shares. The aforesaid indemnity and contribution agreements shall also survive any termination or cancellation of this Agreement. Any successor of any party or of any such controlling person, or any legal representative of such controlling person, as the case may be, shall be entitled to the benefit of the respective indemnity and contribution agreements.

12. NOTICES. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered or telegraphed, and confirmed, as follows:

If to the Representative or
 the Underwriters, to:                R. J. Steichen & Company
                                      Midwest Plaza, Suite 1100
                                      801 Nicollet Mall
                                      Minneapolis, Minnesota 55402
                                      Attention:  Mr. Patrick M. Sidders

     with a copy to:                  Winthrop & Weinstine, P.A.
                                      3000 Dain Bosworth Plaza
                                      60 South Sixth Street
                                      Minneapolis, Minnesota 55402
                                      Attention:  Michele D. Vaillancourt, Esq.

If to the Company, to:                Printware, Inc.
                                      1270 Eagan Industrial Road
                                      St. Paul, Minnesota 55121
                                      Attention:  Daniel A. Baker, Ph.D.

     with a copy to:                     Lindquist & Vennum P.L.L.P.
                                         4200 IDS Center
                                         80 South Eighth Street
                                         Minneapolis, Minnesota 55402
                                         Attention:  Richard D. McNeil, Esq.

     If to the Selling Shareholders, to: Daniel A. Baker, Ph.D.
                                         Thomas W. Petschauer
                                         Printware, Inc.
                                         1270 Eagan Industrial Road
                                         St. Paul, Minnesota 55121

13. INFORMATION FURNISHED BY THE UNDERWRITERS AND DELUXE. The statements relating to the stabilization activities of the Underwriters and the statements under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitute the written information furnished by, or on behalf of, the Underwriters specifically for use with reference to the Underwriters referred to in Section 1(a)(ii) and Sections 7(a) and 7(b) hereof. The name and address of Deluxe, the statements set forth opposite the name of Deluxe (other than information related to percentages of outstanding shares before and after the offering of Shares) in the table appearing under the caption "Principal and Selling Shareholders" in any Preliminary Prospectus and in the Prospectus, and the dollar amounts and the identity of the payors and the payees thereof set forth under the caption "Certain Transactions" in any Preliminary Prospectus and in the Prospectus, constitute the written information furnished by, or on behalf of Deluxe specifically for use with reference to Deluxe referred to in Section 1(b)(ix) and Section 7(b) hereof.

14. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and the Selling Shareholders and their respective successors and assigns, and the officers, directors and controlling persons referred to in Sections 7 and 8. Nothing expressed in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto, their respective successors and assigns, and the controlling persons, officers and directors referred to in Sections 7 and 8 any legal or equitable right, remedy or claim under, or in respect of, this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors, assigns and such controlling persons, officers and directors, and for the benefit of no other person or corporation. No purchaser of any Shares from the Underwriters shall be construed a successor or assign merely by reason of such purchase.

15. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota.

    If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed counterpart of this Agreement, whereupon it will become a binding agreement among the Company, the Underwriters and the Selling Shareholders in accordance with its terms.

                                   Very truly yours,

                                   PRINTWARE, INC.

                                   By
                                      ----------------------------------
                                         Signature

                                   -------------------------------------
                                         Name Typed or Printed

                                   Its
                                      ----------------------------------
                                         Title Typed or Printed

                                   SELLING SHAREHOLDERS named on
                                        Schedule I hereto

                                   By
                                      ----------------------------------
                                         Signature of Attorney-in-Fact
                                         for Selling Shareholders

                                   -------------------------------------
                                         Name Typed or Printed

ACCEPTANCE

The foregoing Underwriting Agreement is
hereby confirmed and accepted by us as of the date first above written.

R. J. STEICHEN & COMPANY


By
   ----------------------------------
       Signature

- -------------------------------------
       Name Type or Printed

Its
   ----------------------------------
       Title Typed or Printed

                                  SCHEDULE I


                                   Number of
                                 Firm Shares          Additional
COMPANY                           to be Sold     Over-Allotment Shares
- -------                          -----------     ---------------------
Printware, Inc.                    1,200,000            180,000

Selling Shareholders
- --------------------
Deluxe Corporation                   274,600             41,190
Donald V. Mager                       62,300              9,345
Allen L. Taylor                       62,300              9,345
Minnesota Technology, Inc.               800                120
                                   ---------            -------
Total .........................    1,600,000            240,000
                                   ---------            -------
                                   ---------            -------

                                  SCHEDULE II

                                                           Number of
Underwriters                                             Firm Shares (1)
- ------------                                             ---------------
R. J. Steichen & Company, Inc.

                                                         ---------------

    Total ........................................           1,600,000
                                                             ---------
                                                             ---------

- -------------------
(1) The Underwriters may purchase up to an additional 240,000 Option Shares, to the extent the option described in Section 2(b) of the Agreement is exercised, in the proportions and in the manner described in the Agreement.

                                  APPENDIX A

                        FORM OF "LOCK-UP" AGREEMENT FOR
                             DIRECTORS AND OFFICERS

                               LOCK-UP AGREEMENT


R. J. STEICHEN & COMPANY
Midwest Plaza, Suite 1100
801 Nicollet Mall
Minneapolis, Minnesota 55402

Re: Printware, Inc.

Ladies and Gentlemen:

    The undersigned, a beneficial owner of common stock, no par value (the "Common Stock") of Printware, Inc. (the "Company"), understands and acknowledges that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form S-1 (the "Registration Statement") for the registration of the offer and sale of 1,600,000 shares of Common Stock (plus up to an additional 240,000 shares subject to the Underwriters' over-allotment option) (collectively, the "Shares"). The undersigned further understands that the Company, as issuer, and R. J. Steichen & Company, on behalf of the underwriters (collectively, the "Underwriters") named in Schedule II to that certain proposed underwriting agreement expected to be entered into in connection with the public offering of the Shares by the Underwriters (the "Underwriting Agreement"), contemplate entering into such Underwriting Agreement.

    In order to induce the Underwriters to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that should such public offering be effectuated, the undersigned will not, without the prior written consent of the R. J. Steichen & Company, during the six (6) months commencing on the effective date of the Registration Statement:

         (i) offer to sell, contract to sell, sell, pledge, hypothecate, transfer or otherwise dispose of, grant any rights with respect to (collectively, a "Disposition"), any shares of Common Stock of the Company, and options, warrants and other rights to purchase any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock now owned or hereafter acquired by the undersigned (collectively, "Securities") or with respect to which the undersigned has or hereafter acquires the power of Disposition; or

         (ii) effect any Disposition of any of the Securities other than by gifts to donees who agree in writing to be bound by the same restriction, or by will or the laws of descent.

    The undersigned hereby agrees to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities except in compliance with this Agreement.


Dated: ___________, 1996                Very truly yours,

                                        -------------------------------------
                                        Signature

                                        -------------------------------------
                                        Name Typed or Printed

                                  APPENDIX B

                       FORM OF REPRESENTATIVE'S WARRANTS

                                     PRINTWARE, INC.



                               COMMON STOCK PURCHASE WARRANT

NO. _____                                                       _______ SHARES


         FOR GOOD AND VALUABLE CONSIDERATION, Printware, Inc., a Minnesota corporation (the "Company"), hereby certifies that R.J. Steichen & Company, Minneapolis, Minnesota (the "Representative"), or its registered assigns, is entitled to subscribe for and purchase from the Company at any time or from time to time after [ONE YEAR FROM EFFECTIVE DATE], to and including
[FIVE YEARS FROM EFFECTIVE DATE], One Hundred Twenty Thousand (120,000) fully paid and nonassessable shares of the Common Stock of the Company at the purchase price of $_____ per share [120% OF INITIAL PUBLIC OFFERING PRICE] (the "Warrant Exercise Price"), subject to adjustment as provided herein. Reference is made to this Warrant in the Underwriting Agreement dated ___________, 1996 by and between, among others, the Company and the Representative. As used herein, (i) this warrant and all warrants hereafter issued in exchange or substitution for this warrant are referred to as the "Warrants;" (ii) the shares which may be acquired upon exercise of the Warrants are referred to herein as the "Warrant Shares;" (iii) the term "Holder" means the Representative, any party who acquires all or a part of this Warrant as a registered transferee of the Representative, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant; (iv) the term "Common Stock" means and includes the Company's presently authorized common stock, no par value, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor; and (v) the term "Convertible Securities" means any stock or other securities convertible into, or exchangeable for, Common Stock.

         This Warrant is subject to the following provisions, terms and conditions, to which each Holder hereof consents and agrees:

1.       EXERCISE; TRANSFERABILITY.

         (a) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock) by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Warrant Exercise Price for the Warrant Shares being acquired upon such exercise.

         (b) Until exercisable, this Warrant may not be sold, assigned, hypothecated, or otherwise transferred (other than by will, pursuant to the operation of law, or where directed by a court of competent jurisdiction upon the dissolution or liquidation of a corporate Holder hereof), except to (i) a person who is both an officer and a shareholder of the Representative, (ii) a successor in interest to the business of the Representative, (iii) a person who is both an officer and a shareholder of a successor, or (iv) a person who is an employee of the Representative or a successor, but only if such employee is also an officer of the Representative or successor; such transfer to be by endorsement (by the Holder hereof executing the form of assignment attached hereto) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery. Further, this Warrant may not be sold, transferred, assigned, hypothecated or divided into two or more Warrants of smaller denominations, nor may any Warrant Shares issued pursuant to exercise of this Warrant be transferred, except as provided in Section 7 hereof.

     2. EXCHANGE AND REPLACEMENT. Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided, however, that if the Representative shall be such Holder, an agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 2. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this
Section 2.

     3.  ISSUANCE OF THE WARRANT SHARES.

         (a) The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid. Subject to the provisions of Section 3(b), the Company shall deliver or cause to be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, certificates for the Warrant Shares so purchased, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

         (b) Notwithstanding the foregoing, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in Section 9. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 30 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be reasonably required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

     4. COVENANTS OF THE COMPANY. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

     5. ANTIDILUTION ADJUSTMENTS. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

         (a) The Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

              (i) pay any dividends on any class of stock of the Company payable in Common Stock or securities convertible into Common Stock;

              (ii) subdivide its then outstanding shares of Common Stock into a greater number of shares; or

              (iii) combine outstanding shares of Common Stock, by reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (A) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Warrant Exercise Price, by (B) the total number of shares of Common Stock outstanding immediately after such event (including in each case the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, reclassification or other event. If, as a result of an adjustment made pursuant to this subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this subsection, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any

Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this subsection.

         (b)  Upon each adjustment of the Warrant Exercise Price pursuant to
Section 5(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

         (c) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under Subsection (a) of this Section above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this subsection with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this subsection shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

         (d) Upon any adjustment of the Warrant Exercise Price, then and in each such case, the Company shall (i) give written notice thereof, by first-class mail, postage prepaid, within ten (10) calendar days after the date when the circumstances giving rise to the adjustment occurred, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based; and (ii) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new Warrant Exercise Price.

     6. NO VOTING RIGHTS. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

     7.  NOTICE OF TRANSFER OF WARRANT OR RESALE OF THE WARRANT SHARES.

         (a) Subject to the sale, assignment, hypothecation, or other transfer restrictions set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel and to counsel to the original purchaser of this Warrant. If, in the opinion of each such counsel, the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares describing restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

         (b)  If, in the opinion of either of the counsel referred to in this
Section 7, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such transfer or disposition as, in the opinion of both such counsel, are permitted by law.

         (c) Until this Warrant is duly transferred on the books of the Company, the Company shall treat the registered Holder of this Warrant as absolute owner hereof for all purposes without being affected by any notice to the Company.

     8. FRACTIONAL SHARES. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the "Fair Market Value" (as defined in Section 10(d) hereof) of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share.

     9.  REGISTRATION RIGHTS.

         (a) The Company agrees that, if at any time (but on a one-time basis only) during the period commencing one year from the date of this Warrant and ending five (5) years from [DATE OF EFFECTIVENESS], and provided that a Registration Statement on Form S-3

(or its equivalent) is then available to the Company, the Holder of this Warrant and/or the Holders of any other Warrants and/or Warrant Shares who collectively shall hold not less than 50% of the Warrants and/or Warrant Shares outstanding at such time and not previously sold pursuant to this
Section 9, shall request that the Company file a registration statement covering all or any part of the Warrant Shares:

              (i) the Company will promptly notify the Holder and all other registered Holders, if any, of other Warrants and/or Warrant Shares that such registration statement will be filed and that the Warrant Shares which are then held and/or which may be acquired upon the exercise of the Warrants by the Holder and such other Holders will be included in such registration statement at the Holder's and such Holders' request; and

              (ii) the Company will cause such registration statement to include all Warrant Shares which it has been so requested to include, will take all necessary steps to register or qualify such Warrant Shares under the Securities Act and the securities laws of such states as the holders may reasonably request, and will use its best efforts to cause such registration statement and qualifications to become effective as soon as practicable.

The Company shall keep effective and maintain any registration, qualification, notification, or approval specified in this Section 9(a) for such period as may be reasonably necessary for such Holder or Holders of such Warrant Shares to dispose thereof and from time to time shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with applicable law; provided, that the Company need not maintain the effectiveness of any such registration, qualification, notification or approval, whether or not at the request of the Holders, more than nine (9) months following the effective date thereof.

         (b) The Company agrees that, if at any time and from time to time during the period commencing one year from the date of this Warrant and ending two (2) years after complete exercise of this Warrant (but not more than seven (7) years from the date of this Warrant), the Company proposes to file a registration statement under the Securities Act (other than a Form S-4 or Form S-8 Registration Statement or any successor forms thereto) or qualify for a public distribution under Section 3(b) of the Securities Act, any of its securities in connection with the proposed offer of such securities by the Company or any of its shareholders:

              (i) the Company will promptly notify the Holder and all other registered Holders, if any, of other Warrants and/or Warrant Shares, at least thirty (30) days prior to each such filing, that it intends to file such registration statement or effect such qualification, and that the Warrant Shares which are then held and/or which may be acquired upon the exercise of the Warrants by the Holder and such other Holders will be included in such registration statement or qualification at the Holder's and such Holders' request; and

              (ii) the Company will use its best efforts to cause such registration statement or qualification to include all Warrant Shares which it has been so requested to include; provided, however, that if a greater number of Warrant Shares is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Warrant Shares proposed to be offered by such Holders for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be excluded or proportionately reduced to a number deemed satisfactory by the managing underwriter.

The Holder and such other Holders may request that their Warrant Shares be included in such registration statement or qualification by making written request to the Company specifying the number of Warrant Shares to be so included. Such request shall be made within twenty (20) days after receipt from the Company of notice of such intended registration or qualification.

         (c) With respect to each inclusion of securities in a registration or qualification pursuant to this Section 9, the Company shall bear all fees, costs, and expenses thereof, including, without limitation, all filing fees, fees imposed by the National Association of Securities Dealers, Inc., printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the selling Holders, underwriting discounts and commissions, and transfer taxes for selling Holders shall be borne by the selling Holders.

         (d) The Company will furnish the Holders whose Warrant Shares are included in a registration or qualification pursuant to this Section 9 with a reasonable number of copies of any prospectus and/or other offering materials included in such filings and will amend or supplement the same as required during the period of required use thereof. In connection with any registration filed or qualification made pursuant to this Section 9 in which Warrant Shares are included, and to the extent permissible under the Securities Act and controlling precedent thereunder, the Company and each Holder whose Warrant Shares are so included in such registration or qualification shall provide cross-indemnification agreements to each other in customary scope covering the accuracy and completeness of the information furnished by each in connection therewith.

         (e) Each Holder of Warrant Shares included in a registration or qualification pursuant to this Section 9 agrees to cooperate with the Company in the preparation and filing of any such registration statement or other offering materials and in the furnishing of information concerning the Holder for inclusion therein, or in any efforts by the Company to establish that the proposed sale is exempt under the Securities Act as to any proposed distribution.

     10. RIGHT TO CONVERT.

         (a) The Holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right"), at any time after one year from the date of this Warrant and prior to its expiration, into shares of Common Stock as provided for in this Section 10. Upon exercise of the Conversion Right by the Holder, the Company shall deliver to the Holder (without payment by the Holder of any exercise price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the

Conversion Right is exercised (determined by subtracting the aggregate Warrant Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate "Fair Market Value" (as determined below) for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

         (b) The Conversion Right may be exercised by the Holder, at any time or from time to time, prior to its expiration, on any business day, by delivering a written notice (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right an specifying (i) the total number of shares of Common Stock the Holder will purchase pursuant to such conversion, and (ii) a place, and a date not less than five (5) nor more than twenty (20) business days from the date of the Conversion Notice, for the closing of such purchase.

         (c) At any closing under Section 10(b) hereof, (i) the Holder will surrender the Warrant, (ii) the Company will deliver or cause to be delivered to the Holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the Holder a new Warrant representing the number of shares of Common Stock, if any, with respect to which the Warrant shall not have been converted.

         (d) "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

              (i) If the Company's Common Stock is traded on an exchange or is quoted on The Nasdaq National Market or Nasdaq SmallCap Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date.

              (ii) If the Company's Common Stock is not traded on an exchange or on The Nasdaq National Market or SmallCap Market but is traded in the over-the-counter market, then the average of the closing bid and asked prices as reported by Metro Data Company, Inc. (or a similar organization) from quotations by market makers in such Common Stock on the Minneapolis-St. Paul local over-the-counter market for the ten (10) business days immediately preceding the Determination Date.

     11. MISCELLANEOUS. The Company shall not, by amendment of its articles of incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will, at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the Holders against dilution.

     Upon written request of the Holder of this Warrant, the Company will promptly provide such Holder with a then current written list of the names and addresses of all Holders of warrants originally issued under the terms of, and concurrent with, this Warrant.

     The representations, warranties and agreements herein contained shall survive the exercise of this Warrant. This Warrant shall be interpreted under the laws of the State of Minnesota.

         IN WITNESS WHEREOF, Printware, Inc. has caused this Warrant to be signed by its duly authorized officer and to be dated ___________, 1996.

                                        PRINTWARE, INC.



                                        By________________________________
                                              Signature

                                        __________________________________
                                             Name Typed or Printed

                                        Its_______________________________
                                             Title Typed or Printed




MPLS:78347-2

                            NOTICE OF EXERCISE OF WARRANT

         (To be signed upon the exercise of the Warrant for cash or by check)


     The undersigned hereby irrevocably elects to exercise the attached Warrant and to purchase thereunder, for cash, ________________ of the shares of Common Stock of Printware, Inc. issuable upon the exercise of such Warrant, herewith makes payment of $___________ therefor in cash or by check, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) be issued in the name set forth below and be delivered to the address set forth below.

Dated:  ________________

                                       _______________________________________
                                       (Signature)


                                       _______________________________________
                                       (Name Typed or Printed)

                                       _______________________________________
                                       (Address)

                                       _______________________________________
                                       (Social Security or Tax Ident. No.)


* The signature on the Notice of Exercise of Warrant must exactly correspond to the name as written upon the face of the Warrant in every particular without alteration or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

                            NOTICE OF WARRANT CONVERSION

                 (To be signed only upon conversion of warrant)


     The undersigned hereby irrevocably elects to exercise the conversion right provided in Section 10 of the attached Warrant and to purchase thereunder _____________ Shares of the Common Stock of Printware, Inc. to which such Warrant relates and herewith tenders the Warrant in full payment of the shares and requests that the certificates for such shares be issued in the name of, and be delivered to _________________________, whose address is set forth below the signature of the undersigned.

Dated:  ________________

                                       _______________________________________
                                       (Signature)

                                       _______________________________________
                                       (Name Typed or Printed)


                                       _______________________________________

                                       _______________________________________
                                       (Address)


* The signature on the Assignment of Warrant must exactly correspond to the name as written upon the face of the Warrant in every particular without alteration or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

                                 ASSIGNMENT OF WARRANT

             (To be signed only upon authorized transfer of the Warrant)


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto _________________________________ the right to purchase _______________
shares of the Common Stock of Printware, Inc. to which the within Warrant relates and appoints _________________________________, as attorney-in-fact, to transfer said right on the books of Printware, Inc. with full power of substitution in the premises.

Dated:  ________________

                                       _______________________________________
                                       (Signature)

                                       _______________________________________
                                       (Name Typed or Printed)

                                       _______________________________________
                                       (Address)

                                       _______________________________________
                                       (Social Security or Tax Ident. No.)


* The signature on the Assignment of Warrant must exactly correspond to the name as written upon the face of the Warrant in every particular without alteration or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

                               RESTRICTION ON TRANSFER


     The security evidenced hereby has not been registered under the Securities Act of 1933 or any state securities laws and may not be sold, transferred, assigned, offered, pledged or otherwise distributed for value unless there is an effective registration statement under such act or laws covering such security or the company receives an opinion of counsel for the Company stating that such sale, transfer, assignment, pledge or distribution is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 and all applicable state securities laws.